MONARCH FUNDS

                               TREASURY CASH FUND
                              GOVERNMENT CASH FUND
                                    CASH FUND

              SUPPLEMENT DATED JANUARY 29, 2003 TO THE PROSPECTUS
                 FOR THE SERVICE SHARES DATED DECEMBER 31, 2002

Effective January 29, 2003, Monarch Funds (the "Trust") ceased publicly offering Service Shares (the "Class") of Treasury Cash Fund, Government Cash Fund, and Cash Fund, each a series of the Trust. The Board of Trustees of the Trust has also authorized the officers of the Trust to take measures to close the Class.